UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2023

IVEDA SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-41345	20-2222203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1744 S. Val Vista, Suite 213 Mesa, Arizona	85204
(Address of Principal Executive Offices)	(Zip Code)

(480) 307-8700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	IVDA	The Nasdaq Stock Market, LLC
Common Stock Purchase Warrants	IVDAW	The Nasdaq Stock Market, LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 3, 2023, Iveda Solutions, Inc. (“Iveda” or “the Company”) held its Annual Meeting. At the Annual Meeting, the Company’s stockholders approved the four (4) proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these four (4) proposals is described in detail in the Company’s Proxy Statement. There were 8,142,978 shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy, which represented 50.85% of all votes entitled to be voted at the Annual Meeting, and which constituted a quorum for the transaction of business.

1.	Elect four (4) members to the Company’s Board of Directors, each for a one (1) year term to serve until the next annual meeting or until their respective successors are duly elected or appointed and qualified.

Director	For	Withheld	Broker Non-Votes
Joseph Farnsworth	3,068,463	294,362	4,780,153
Alejandro Franco	3,096,183	266,642	4,780,153
Robert D. Gillen	3,069,685	293,140	4,780,153
David Ly	3,220,033	142,792	4,780,153

Each of the four nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2.	Ratify the appointment of BF Borgers CPA PC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023.

For	Against	Abstained/Withheld	Broker Non-Votes
8,066,993	56,732	19,253	0

The stockholders ratified the appointment of BF Borgers CPA PC LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

3.	Recommend, on a non-binding advisory basis, the frequency of holding an advisory vote on executive compensation.

1 Year	2 Year	3 Year	Abstained/Withheld
543,599	339,641	2,469,642	9,943

The stockholders approved the frequency of holding an advisory vote on executive compensation for every three years.

4.	Holding a non-binding advisory vote to approve the compensation of our named executive officers for fiscal 2022.

For	Against	Abstained/Withheld	Broker Non-Votes
2,922,334	315,934	124,557

The stockholders approved the advisory resolution on our named executive officer compensation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVEDA SOLUTIONS, INC.

Date: November 8, 2023	By:	/s/ David Ly
	Name:	David Ly
	Title:	Chief Executive Officer